EXHIBIT 21.1

SUBSIDIARIES OF ARBOR REALTY TRUST, INC.

Arbor Realty GPOP, Inc., a Delaware corporation
Arbor Realty LPOP, Inc., a Delaware corporation
Arbor Realty Limited Partnership, a Delaware limited partnership
Arbor Realty SR, Inc., a Maryland corporation
Arbor Realty Funding, LLC, a Delaware limited liability company
Arbor Realty Member LLC, a Delaware limited liability company
ART 450 LLC, a Delaware limited liability company
ARMS 2004-1 Equity Holdings LLC, a Delaware limited liability company
Arbor Realty Mortgage Securities Series 2004-1 LLC, a Delaware limited liability company
Arbor Realty Mortgage Securities Series 2004-1, Ltd., a Cayman Islands exempted company with limited liability
Arbor Realty Collateral Management, LLC, a Delaware limited liability company
AC Flushing, LLC, a New York limited liability company
AR Prime Holdings LLC, a Delaware limited liability company
Arbor Realty Mortgage Securities Series 2005-1 Ltd., a Cayman Islands exempted company with limited liability
Arbor Realty Mortgage Securities Series 2005-1 LLC, a Delaware limited liability company
ARMS 2005-1 Equity Holdings LLC, a Delaware limited liability company
ARSR TRS Holdings LLC (formerly Arbor Toy LLC), a Delaware limited liability company (TRS)
ARMS 2006-1 Equity Holdings LLC, a Delaware limited liability company
Arbor Realty Mortgage Securities Series 2006-1 LLC, a Delaware limited liability company
Arbor Realty Mortgage Securities Series 2006-1, Ltd., a Cayman Islands exempted company with limited liability
Arbor Realty Participation LLC, a Delaware limited liability company
ART 823 LLC, a Delaware limited liability company (TRS)
ARSR Tahoe LLC, a Delaware limited liability company
ARSR Jacksonville LLC, a Delaware limited liability company
ARSR Alpine LLC, a Delaware limited liability company (TRS)
Arbor ESH Holdings LLC, a Delaware limited liability company
ARSR Grand Reserve LLC, Del.
Ashley Court — Fort Wayne LLC, an Indiana limited liability company
Richland Terrace Apts. LLC, a South Carolina limited liability company
Arbor Capital Trust III, a Delaware Statutory Trust
Arbor Capital Trust VI, a Delaware Statutory Trust
Arbor Capital Trust VII, a Delaware Statutory Trust
Arbor Capital Trust VIII, a Delaware Statutory Trust
Arbor Capital Trust IX, a Delaware Statutory Trust
JT Prime LLC, a Delaware limited liability company
WRGS LLC, a Delaware limited liability company
ABT ESI LLC, a Delaware limited liability company
Arbor CM LLC, a Delaware limited liability company
ARSR Solutions LLC, a Delaware limited liability company
Nottingham Village LLC, an Indiana limited liability company
Windrush Village Tall LLC, a Florida limited liability company
St. Louis LLC, a Delaware limited liability company
Beach Property Investment Opportunities LLC, a Delaware limited liability company

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